Exhibit 99.1

2018 Annual Shareholders’ Meeting Reaching out to our communities in need

Years with Company Years in Industry
Scott Dueser
Chairman of the Board, President &
Chief Executive Officer
42 47
Ron Butler
Executive Vice President
Chief Administrative Officer
25 36
Tim Collard
Executive Vice President
Lending
16 37
Troy Fore
President
First Financial Mortgage
3 37
Gary S. Gragg
Executive Vice President
Chief Lending Officer
27 39
J. Bruce Hildebrand, CPA
Executive Vice President
Chief Financial Officer
15 39
Monica Houston
Executive Vice President
Retail Banking & Training
23 23
Executive Management at First Financial

Years with Company Years in Industry
Luke Longhofer
Executive Vice President
Chief Credit Officer
7 15
Randy Roewe
Executive Vice President
Chief Risk Officer
2 25
Michele Stevens
Executive Vice President
Advertising and Marketing
20 35
Kirk Thaxton, CTFA
President
First Financial Trust & Asset Management
31 35
Mike Wilson
Executive Vice President
Chief Information Officer
- 21
Marna Yerigan
Executive Vice President
Lending
7 34
Executive Management at First Financial

Years with Company Years in Industry
Brandon Harris
Senior Vice President
Appraisal Services
3 16
Larry Kentz
Senior Vice President & Compliance Officer
Compliance
3 36
J. Kyle McVey
Senior Vice President
Chief Accounting Officer
7 9
Senior Management at First Financial

Years with Company Years in Industry
Brandon Barker
Co-Manager
First Financial Investment Advisors
11 24
Frank Gioia
Senior Vice President
Call Center
2 30
Tony Gorman
Senior Vice President
Human Resources
3 30
Rick Howard
Co-Manager
First Financial Investment Advisors
7 10
Michael Wolverton
Executive Vice President
Consumer Lending
6 32
Line of Business Executives

Experienced Regional CEOs & Presidents
Years with Company Years in Industry
Marelyn Shedd, Abilene 27 34
David Bailey, Eastland 14 14
Joseph Crouch, Sweetwater—16
Mike Mauldin, Hereford 15 40
Chris Evatt, San Angelo 17 17
Tom O’Neil, Cleburne 20 38
Austin Elsner, Cleburne 1 17
Trent Swearengin, Stephenville 18 20
Jay Gibbs, Weatherford 16 43
Justin Hooper, Weatherford 13 24
Mark Jones, Southlake 17 40
Stephen Lee, Southeast Texas Region 4 28
Sam Baker, Conroe 2 41
Robert Pate, Huntsville 20 37
Martin Noto, Fort Worth 2 34
Johnny Brooks, Kingwood – 35

FIRST FINANCIAL BANKSHARES, INC. TM

Independent Public Auditors

FIRST FINANCIAL BANKSHARES, INC. TM

Board of Directors
Years as Board
Member
Committee
Appointment
April Anthony
Chief Executive Officer
Encompass Home Health and Hospice
& Homecare Homebase
3 Audit
Tucker S. Bridwell
President, Mansefeldt Investment Corporation 11 Lead Director / Executive
Nominating / Corporate Governance
David Copeland
President, SIPCO, Inc. and
Shelton Family Foundation
20 Executive / Audit
Nominating / Corporate Governance
F. Scott Dueser
Chairman of the Board, President and CEO 27 Executive
Murray Edwards
Principal, The Edwards Group 12 Executive / Audit
Nominating / Corporate Governance

Board of Directors
Years as Board
Member
Committee
Appointment
Ron Giddiens
G&G Investments 9 Audit
Tim Lancaster
President and CEO Hedrick Health System 5 Audit / Compensation
Kade L. Matthews
Ranching and Investments 20 Compensation
Ross H. Smith, Jr.
Chairman and President Akrotex, Inc. 4 Compensation
Johnny E. Trotter
President and CEO Livestock Investors, Ltd. 15
Executive
Compensation
Nominating/Corporate Governance

FIRST FINANCIAL BANKSHARES, INC. TM

Forward Looking Statement
The numbers, as of and for the three months ended March 31, 2018, contained within this presentation are unaudited. Certain statements contained herein may be considered “forward-looking statements”
as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management and, may be, but not necessarily are identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans;
fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the
Company’s reports filed with the Securities and Exchange Commission, which may be obtained under
“Investor Relations-Documents/Filings” on the Company’s web site or by writing or calling the Company at 325.627.7155. The Company does not undertake any obligation to update publicly or revise any forward-looking statements herein because of new information, future events or otherwise.

2017 Financial Review

Earnings

$74.2 $78.9
$89.6
$100.4 $104.8
$120.4
2012 2013 2014 2015 2016 2017
31st Consecutive Year of Increased Earnings
FFIN Earnings (in millions)
$7.65*
* Adjustment for tax rate change

$1.18 $1.24
$1.40
$1.55 $1.59
$1.82
2012 2013 2014 2015 2016 2017
Strong Shareholder Earnings
Basic Earnings Per Share
$0.11*
* Adjustment for tax rate change

2012 2013 2014 2015 2016 2017
First
Financial 48.14% 50.20% 49.24% 47.61% 49.22% 49.26%
Peer Group 65.77% 67.87% 66.94% 63.92% 62.83% 61.01%
Working Harder and Smarter
Efficiency Ratio (FFIN vs. Peers)

3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
4.50%
4.75%
5.00%
3rd Qtr.
‘14
4th Qtr.
‘14
1st Qtr.
‘15
2nd Qtr.
‘15
3rd Qtr.
‘15
4th Qtr.
‘15
1st Qtr.
‘16
2nd Qtr.
‘16
3rd Qtr.
‘16
4th Qtr.
‘16
1st Qtr.
‘17
2nd Qtr.
‘17
3rd Qtr.
‘17
4th Qtr.
‘17
First Financial Peer Group
Net Interest Margin
Quarterly Interest Margin

1.64% 1.65% 1.61% 1.59%
1.72%
1.03%
0.95% 0.95% 1.00% 0.95%
2013 2014 2015 2016 2017
FFIN Outperforms Peers
Percentage Return on Average Assets
Peer Group
First Financial

13.75% 14.00% 13.60%
12.36%
13.63%
8.88%
8.32% 8.59%
9.16% 8.67%
2013 2014 2015 2016 2017
Strong Return on Capital
Percentage Return on Average Equity
Peer Group
First Financial

12-31-17 03-31-18
To meet Requirements
of BASEL III for 2018
Tier 1
Leverage Ratio
11.09 10.88 > 4.00
Common Equity
Tier 1 Capital Ratio
18.66 18.45 > 6.375
Tier 1
Capital Ratio
18.66 18.45 >7.875
Total
Capital Ratio
19.85 19.59 > 9.875
Capital Ratios

$4,502
$5,222
$5,848
$6,665 $6,810
$7,255
2012 2013 2014 2015 2016 2017
Growth in Total Assets
Asset Performance
(in millions)

$68 $76 $106 $102 $84 $95
$273 $334 $361 $386 $409 $404
$510
$590 $640 $685 $674 $683
$1,238
$1,689
$1,831
$2,178 $2,217
2012 2013 2014 2015 2016 2017
Real Estate
Commercial
Consumer
Agricultural
Loan Performance
Growth in FFIN Total Loans (in millions)
$2,089
$2,689
$2,938
$3,501
$3,351 $3,384
$2,319

2012 2013 2014 2015 2016 2017
First
Financial 1.22% 1.16% 0.74% 0.90% 0.86% 0.57%
Peer Group 3.67% 2.71% 1.92% 1.32% 1.05% 0.86%
Sound Lending Practices
Nonperforming assets as a percentage of loans + foreclosed assets (FFIN vs. Peers)

$1,312 $1,362 $1,570 $1,746 $1,718 2,042
$2,321
$2,773
$3,180
$3,444 $3,761
$3,921
2012 2013 2014 2015 2016 2017
Non Interest Bearing Interest Bearing
Deposit Growth
Growth in FFIN Total Deposits (in millions)
$5,963
$3,633
$4,135
$4,750
$5,190
$5,479

1st Quarter 2018 Summary

$18.6
$22.3
$24.0
$25.7 $26.6
$34.5
2013 2014 2015 2016 2017 2018
1st Quarter Earnings
FFIN Earnings (in millions)

$0.30
$0.35 $0.37
$0.39 $0.40
$0.51
2013 2014 2015 2016 2017 2018
Shareholder Earnings – 1st Quarter
Basic Earnings Per Share

1 $5,222 $5,848 $6,665 $6,810 $7,255 $7,567* 2013 2014 2015 2016 2017 2018 Growth in Total Assets Asset Performance (in millions) *As of March 31, 2018

2 $76 $106 $102 $84 $95 $96 $334 $361 $386 $409 $404 $397 $590 $640 $685 $674 $683 $728 $1,689 $1,831 $2,178 $2,217 $2,319 $2,526 2013 2014 2015 2016 2017 2018 Real Estate Commercial Consumer Agricultural Loan Performance Growth in FFIN Total Loans (in millions) $2,689 $2,938 $3,351 $3,747* $3,384 $3,501 *As of March 31, 2018

34 $1,362 $1,570 $1,746 $1,718 $2,042 2,111 $2,773 $3,180 $3,444 $3,761 $3,921 $4,080 2013 2014 2015 2016 2017 2018 Non Interest Bearing Interest Bearing Deposit Growth Growth in FFIN Total Deposits (in millions) $6,191* $4,135 $4,750 $5,190 $5,479 $5,963 *As of March 31, 2018

FIRST FINANCIAL TRUST & ASSET MANAGEMENT COMPANY NA

36 $2,233 $2,465 $2,774 $3,060 $3,374 $3,866 $2,852 $3,361 $3,759 $3,870 $4,373 $5,132 2012 2013 2014 2015 2016 2017 Growth in Trust Assets Total Trust Assets – Book Value / Fair Value (in millions) Book Value Fair Value

37 $14,464 $16,317 $18,766 $19,252 $19,636 $23,694 2012 2013 2014 2015 2016 2017 Total Trust Fees Growth in FFTAM Fees (in thousands)

$2,167 $2,648 $3,150 $2,005 $1,709 $2,412 2012 2013 2014 2015 2016 2017 Growth in Mineral Management Revenue from Mineral Management (in thousands)

39 $5,183 $6,142 $7,109 $7,449 $7,190 $8,579 2012 2013 2014 2015 2016 2017 Total Trust Net Income Growth in FFTAM Net Income (in thousands)

Managed Equity Styles Equity Income Core Domestic Core Diversified Core World Strategic Growth

FIRST FINANCIAL TRUST & ASSET MANAGEMENT COMPANY NA

First Financial Trust & Asset Management Company, N.A. Book Value of Assets 4,500 4,250 4,000 3,750 3,500 3,250 3,000 2,750 2,500 2,250 2,000 1,750 1,500 1,250 1,000 4,250 4,000 3,750 3,500 3,250 3,000 2,750 2,500 2,250 2,000 1,750 1,500 1,250 1,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

FIRST FINANCIAL TRUST & ASSET MANAGEMENT COMPANY NA

FIRST FINANCIAL BANKSHARES, INC. TM

45 $74.2 $78.9 $89.6 $100.4 $104.8 $120.4 2012 2013 2014 2015 2016 2017 31st Consecutive Year of Increased Earnings FFIN Earnings (in millions) $7.65* * Adjustment for tax rate change

Improvements for 2018 Improve our interest rate margin Grow Loans and Deposits Grow Mortgage and Trust Increase our fee income Control expenses Continue to improve credit quality Make another acquisition

47 Consummated January 1, 2018 4 Branches in Kingwood, El Campo, Fulshear, Palacios $390.2 million in Assets as of December 31, 2017 $345.9 million in deposits $271.5 million in loans 1.23% Return on Assets in 2016 $59.4 million purchase price represents 13.78x last twelve months earnings Commercial Bankshares, Inc. paid a special dividend totaling $22.3 million prior to closing of transaction Kingwood acquisition is consistent with our acquisition model of high growth areas, strong management and excellent earnings opportunity Provides diversification and fits well into our footprint Management and Board share same values to outstanding customer service Commercial State Bank—Kingwood Proposed Acquisition

48 Kingwood Management Team

49 Kingwood Region Johnny Brooks, Chairman, President & CEO Shelley Dacus, Executive Vice President Lending James Alexander, Executive Vice President Lending Julie Barry, Attorney – Moody Law Group Jeff Cravey, President – Jeff M. Cravey P.C. Michael Gonzalez, President – The Gonzalez Group Ronnie Matthews, Chairman – Great American Title Bob Nickles, Founding Principal – Alegacy Group, LLC

FIRST FINANCIAL BANKSHARES, INC.™
Abilene Region
325-627-7200
ABILENE
CLYDE
MORAN
ALBANY
ODESSA
Sweetwater
325-235-6600
SWEETWATER
ROBY
TRENT
MERKEL
Eastland
254-629-6100
EASTLAND
RANGER
RISING STAR
CISCO
Orange Region
800-300-8904
ORANGE
PORT ARTHUR
VIDOR
MAURICEVILLE
NEWTON
BEAUMONT
Hereford Region
806-363-8200
HEREFORD
San Angelo Region
325-659-5900
SAN ANGELO
Fort Worth Region
817-410-4979
FORT WORTH
Southlake Region
817-410-2915
940-683-8700
SOUTHLAKE
TROPHY CLUB
KELLER
BRIDGEPORT
BOYD
DECATUR
GRAPEVINE
Stephenville Region
254-965-5036
817-573-6900
STEPHENVILLE
GRANBURY
GLEN ROSE
ACTON
Mineral Wells
940-327-5400
MINERAL WELLS
Weatherford Region
817-596-0307
WEATHERFORD
ALEDO
WILLOW PARK
BROCK
Cleburne Region
817-556-5000
CLEBURNE
BURLESON
ALVARADO
MIDLOTHIAN
WAXAHACHIE
Conroe Region
936-760-1888
CONROE
MONTGOMERY
CUT AND SHOOT
WILLIS
TOMBALL
MAGNOLIA
Huntsville
936-295-2224
HUNTSVILLE
NEW WAVERLY
Kingwood Region
281-318-4600
KINGWOOD
EL CAMPO
FULSHEAR
PALACIOS
First Financial Trust & Asset Management
325-627-7100
ABILENE
FORT WORTH
ORANGE/BEAUMONT
SAN ANGELO
SWEETWATER
STEPHENVILLE
ODESSA
Regions
TRUST OFFICE LOCATIONS
Amarillo
Hereford
Abilene
Midland
Odessa
San Angelo
Dallas
Fort Worth
Waco
Austin
San Antonio
Huntsville
Conroe
Houston
Orange
87
40
27
84
20
10
35
45

Kingwood

Fulshear

El Campo

Palacios

Abilene 5257 Buffalo Gap Road opened May 2017

San Angelo – New Downtown Location opened June 2017

Orange New Location – Planned Opening Early 2019

Management Enhancements June 2017 – Chris Evatt, Chairman, President and CEO – San Angelo Region June 2017 – Mike Boyd Retires after 41 years of service – San Angelo August 2017 – Cory Crenshaw – Market President – Mineral Wells August 2017 – Ken Williamson Retires after 15 years of service – Mineral Wells October 2017 – J. Michael Wilson – Chief Information Officer and Chairman, President and CEO – First Technology Services, Inc. November 2017 – Austin Elsner – President and CEO – Cleburne Region March 2018 – Joseph Crouch – President and CEO – Sweetwater Division April 2018 – Tom O’Neil Retires after 20 years of service

59 Stock cost in January 2017 $45,200 Dividend declared ($0.75 x 1,000 shares) $ 750 Decrease in stock price during 2017 ($45.20 to $45.05 X 1,000 shares) -$150 2017 return on investment 1.33% 2016 return on investment 52.14% 2015 return on investment 3.05% 2014 return on investment -7.96% 2013 return on investment 72.11% 5 year compound average return 12.36% Total Return on Investment 19.89% Assume you owned 1,000 shares of FFIN stock on January 1, 2017…

60 Strong Stock Performance -100.00% -50.00% 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% FFIN S&P 500 NASDAQ Dow Jones Jan . ‘07 Dec ‘07 Dec ‘08 Dec . ‘09 Dec. ‘10 Dec. ’11 Dec. ’12 Dec. ’13 Dec. ’14 Dec. ’15 Dec. ’16 Dec. ’17 Mar. ’18

61 Dividends Per Share $0.52 $0.55 $0.62 $0.70 $0.75 2013 2014 2015 2016 2017 Annual Dividends Declared Per Share

Increased Cash Dividend Increase cash Dividend by $0.02 to $0.21 per quarter – 10.5% increase 2018 Dividend will be $0.82 Shareholders of record as of June 15, 2018 Dividend payable July 2, 2018

2018 Annual Shareholder Meeting